                                                                  EXECUTION COPY

                     AMENDMENT NO. 2 TO THE CREDIT AGREEMENT

                                                    Dated as of December 1, 2005

          AMENDMENT NO. 2 TO THE CREDIT AGREEMENT (this "AMENDMENT") among AMES
TRUE TEMPER, INC., a Delaware corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and BANK OF AMERICA, N.A., as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders.

          PRELIMINARY STATEMENTS:

          (1) WHEREAS, the Borrower, the Lenders and the Administrative Agent
have entered into a Credit Agreement dated as of June 28, 2004 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"; capitalized terms not otherwise defined in this
Amendment have the same meanings as specified in the Credit Agreement);

          (2) WHEREAS, the Borrower has requested that the Lenders amend the
Credit Agreement to make certain amendments as described below;

          (3) WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Amendments to Credit Agreement. The Credit Agreement is,
effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

          (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

          (i) The definition of "CAPITAL EXPENDITURES" is hereby amended by deleting the word "or" at the end of clause (d) thereof, deleting the period at the end of clause (e) thereof and adding a new clause (f) at the end of such definition to read in full as follows:

          "or (f) expenditures with respect to the enterprise resource planning system of the Borrower and its Subsidiaries (including, without limitation, expenditures with respect to any related hardware, software and other implementation costs) made prior to the end of the Borrower's fiscal year
     2006; provided, that the aggregate amount of expenditures that

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     are excluded from the definition of Capital Expenditures pursuant to this clause (f) shall not exceed $5,239,000 in the aggregate."

          (ii) The definition of "CONSOLIDATED EBITDA" is hereby amended by replacing the word "and" at the end of clause (ix) thereof with a comma, deleting the period at the end of clause (x) thereof and adding new clauses (xi)
and (xii) at the end of such definition to read in full as follows:

          ", (xi) set-up costs associated with the Borrower's new long-handle tool business with one or more primary customers incurred prior to the end of the Borrower's fiscal year 2006 in an aggregate amount not to exceed
     $4,602,000 and (xii) set-up costs associated with the enterprise resource planning system of the Borrower and its Subsidiaries incurred prior to the end of the Borrower's fiscal year 2006 in an aggregate amount not to exceed
     $240,000."

          (b) Section 6.02(i) of the Credit Agreement is hereby amended by adding the words "and any receivables audit update" immediately after the words
"any inventory appraisal" in the eighth line thereof.

          (c) Section 7.10(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

          "(a) Minimum Consolidated EBITDA. Permit Consolidated EBITDA for any
     period of four fiscal quarters of the Borrower ending on any date referred to below to be less than the amount set forth below opposite such period:

   Fiscal Quarter Ending      Minimum Consolidated EBITDA
---------------------------   ---------------------------
December 31, 2005                     $36,000,000
April 1, 2006                         $38,000,000
July 1, 2006 and thereafter           $41,000,000"

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          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE")
when (i) the Administrative Agent shall have received counterparts of this
Amendment executed by the Borrower and the Required Lenders or, as to any of
such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and the consent attached hereto executed by each of the Loan Parties (other than the Borrower), (ii) the Borrower shall have paid all reasonable costs and expenses of the Administrative Agent (including the reasonable fees, charges and disbursements of counsel to the Administrative
Agent invoiced to the Borrower prior to the date of this Amendment) incurred in connection with the preparation, negotiation and execution of this Amendment (to the extent invoiced to the Borrower prior to the date of this Amendment), (iii)
the Administrative Agent shall have received, for the account of each Lender executing this Amendment by 5:00 p.m. on November ___, 2005, a fee equal to
0.125% of such Lender's Commitment and (iv) no Default shall have occurred and be continuing, or would occur as a result of the transactions contemplated by this Amendment. This Amendment is subject to the provisions of Section 11.01 of the Credit Agreement.

          SECTION 3. Representations and Warranties of the Borrower The Borrower
represents and warrants as follows:

               (a) The execution, delivery and performance by each Loan Party of this Amendment and each Loan Document as amended by this Amendment, are within such Loan Party's corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person's
     Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any material Contractual Obligation to which such
     Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law.

               (b) This Amendment and the consent attached hereto, when
     delivered hereunder, will have been duly executed and delivered by each
     Loan Party that is party thereto. This Amendment and the consent attached hereto, when so delivered, will constitute a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally.

               (c) After giving effect to this Amendment, (i) the
     representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (ii) no Default or Event of
     Default has occurred and is continuing as of the date hereof.

          SECTION 4. Reference to and Effect on the Credit Agreement and the
Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit

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Agreement to "this Agreement", "hereunder", "hereof or words of like import referring to the Credit Agreement and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement, the Notes and each of the other Loan
Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral
Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan
Documents, in each case as amended by this Amendment.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan
Documents, nor constitute a waiver of any provision of any of the Loan
Documents.

          SECTION 5. Costs, Expenses The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section
11.04 of the Credit Agreement.

          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        AMES TRUE TEMPER, INC.

                                        By /s/ Richard C. Dell
                                           -------------------------------------
                                           Richard C. Dell
                                           Chief Executive Officer

                                        BANK OF AMERICA, N.A.,
                                        as Administrative Agent and as Lender

                                        By /s/ Peter van der Hurst
                                           -------------------------------------
                                           Name: Peter van der Hurst
                                           Title: Principal

                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                        By /s/ Charles Brickley
                                           -------------------------------------
                                           Title: Charles Brickley
                                                  Authorized Signatory

                                        LaSalle Bank National Association

                                        By /s/ LaSalle Bank National Association
                                           -------------------------------------

                                        PNC Bank, N.A.

                                        By /s/ Thomas J. Foulston
                                           -------------------------------------
                                           Title: Vice President

                                       The CIT Group / Business Credit. Inc.

                                       By /s/ The CIT Group/Business Credit Inc.
                                          -------------------------------------
                                          Title: Assistant Vice President

                                        WACHOVIA BANK, NATIONAL ASSOCIATION

                                        By /s/ Mark S. Supple
                                           -------------------------------------
                                           Title: Mark S. Supple
                                                  Vice President and Director

                                     CONSENT

                                                   Dated as of November 30, 2005

          Each of the undersigned hereby consents to the foregoing Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such
Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the "Credit Agreement", "thereunder",
"thereof" or words of like import shall mean and be a reference to the Credit
Agreement, as amended by such Amendment, and (b) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured
Obligations (in each case, as defined therein). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the
Credit Agreement.

                                        ATT HOLDING CO.

                                        By /s/ Richard C. Dell
                                           -------------------------------------
                                           Title: Chief Executive Officer

                                        AMES TRUE TEMPER PROPERTIES, INC.

                                        By /s/ Richard C. Dell
                                           -------------------------------------
                                           Title: Chief Executive Officer